Dreyfus Massachusetts Intermediate Municipal

      Bond Fund

      ANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts

                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the markets' short-term gyrations found that the markets moved faster than they could.

Indeed, the tax-exempt bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmarks?

For the 12-month period ended March 31, 2002, the fund produced a total return of 2.19%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's current benchmark index, and the Lehman Brothers 10-Year Municipal Bond Index, the fund' s previous benchmark index, achieved total returns of 3.52% and 3.48%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.68%.(3) The fund's benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s lagging relative performance to changing market conditions. Early in the reporting period, the fund and market benefited from falling interest rates in a slowing economy. However, market weakness late in the reporting period offset some of those gains. The fund's return lagged those of its benchmarks and peer group, primarily because of the fund's holdings of airline-related and other "corporate" municipal bonds, the prices of which were hard-hit in the aftermath of the September 11 terrorist attacks.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and Commonwealth of Massachusetts income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio' s average duration -- a measure of sensi The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting tax-exempt bonds that we believe are the most likely to provide an attractive total return.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and Massachusetts economies had already slowed considerably. Weak economic conditions were further intensified by the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates, which fell to their lowest level in 40 years. As interest rates and bond yields declined, intermediate-term municipal bond prices generally rose.

During much of the reporting period, as the economy was slowing the focus was primarily on the longer end of the intermediate maturity range. The steep yield curve that has resulted from a series of Fed tightenings and a weak economy has made the front end of the yield curve very rich and the better value further out on the curve. As rates reached their lowest levels (highest prices) in November and the indications were that the economy was stabilizing, we began to take a more defensive stance.

As was the case for many states and municipalities, Massachusetts' state and local governments received less tax revenue than they had originally anticipated as the U.S. economy weakened. However, because of its strong residential tax base we believe that Massachusetts should emerge from the recession in relatively good fiscal shape. Nonetheless, the fund's performance was hurt by September 11-related price declines in tax-exempt bonds issued by airlines and the effect of a slowing economy on several corporate-related issues. Although these bonds have since rebounded to some extent, they have not yet reached pre-attack price levels.

What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, emphasizing highly rated, income-oriented bonds selling at a modest premium to their face values. These "cushion bonds" are relatively resistant to market declines in the event that inflationary pressures emerge or the supply of new securities outpaces investor demand. Of course, events like September 11, or other credit-related events, can still cause high coupon bond prices to drop dramatically.

Our ongoing strategy is to diversify the fund's portfolio as much as possible. This is always a challenge in a state-specific fund. Because of the limited supply of newly issued bonds, however, we have also allocated a portion of the fund' s assets to Puerto Rico bonds, which have provided competitive levels of income exempt from federal and Massachusetts state income taxes.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Massachusetts Intermediate Municipal Bond Fund with the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/02



                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/26/92            2.19%              4.98%             5.36%

((+))  SOURCE: LEHMAN BROTHERS


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND ON 6/26/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 6/30/92 ARE USED AS THE BEGINNING VALUES ON 6/26/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN 7-YEAR INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE LEHMAN 7-YEAR INDEX'S WEIGHTED AVERAGE MATURITY ORIENTATION. PERFORMANCE FOR THE LEHMAN 10-YEAR INDEX WILL NOT BE PROVIDED IN THE NEXT ANNUAL REPORT.




THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN 7-YEAR INDEX AND THE LEHMAN 10-YEAR INDEX ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN 7-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN 10-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE LEHMAN 10-YEAR INDEX, CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002

STATEMENT OF INVESTMENTS


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--103.5%                                                       Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--77.2%

Boston 5.75%, 2/1/2013                                                                        1,000,000                1,078,680

Boston Industrial Development
  Financing Authority, Revenue

   (Pilot Seafood Project) 5.875%, 4/1/2007                                                   1,000,000                1,009,910

Fall River 5.25%, 6/1/2010 (Insured; MBIA)                                                    1,000,000                1,048,530

Haverhill 5%, 8/15/2011 (Insured; FSA)                                                        1,620,000                1,672,877

Holyoke Gas & Electric Department, Revenue

   5.375%, 12/1/2015 (Insured; MBIA)                                                          1,245,000                1,298,348

Lawrence 5.50%, 2/1/2012 (Insured; AMBAC)                                                       570,000                  611,382

Lowell:

   5.60%, 4/1/2005 (Insured; FSA)                                                             1,530,000                1,624,799

   5.30%, 12/15/2010 (Insured; AMBAC)                                                         1,000,000                1,058,010

Massachusetts Bay Transportation Authority

  (General Transportation System):

      6%, 3/1/2005                                                                              970,000                1,021,391

      6%, 3/1/2006                                                                            1,230,000                1,295,165

      5.50%, 3/1/2012 (Insured; MBIA)                                                         1,000,000                1,073,920

Massachusetts Commonwealth:

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,500,000                1,669,830

   8.05%, 12/1/2010                                                                           2,000,000  (a)           2,175,680

   Consolidated Loan:

      5.75%, 5/1/2003 (Prerefunded 5/1/2002)                                                    500,000  (b)             511,800

      5%, 9/1/2005                                                                            2,000,000                2,093,220

      5.30%, 7/1/2006 (Prerefunded 7/1/2005)                                                  1,750,000  (b)           1,864,240

      5.50%, 6/1/2011
         (Prerefunded 6/1/2006, Insured; FGIC)                                                2,000,000  (b)           2,153,360

      5.75%, 2/1/2005
         (Prerefunded 2/1/2005, Insured; MBIA)                                                1,000,000  (b)           1,071,760

      5.80%, 2/1/2017 (Prerefunded 2/1/2010)                                                  5,000,000  (b)           5,517,950

   Federal Highway:

      5.50%, 12/15/2009                                                                       1,000,000                1,076,300

      5.50%, 6/15/2014                                                                        1,000,000                1,048,430

Massachusetts Developmental Finance
   Agency, Revenue:

      (Mount Holyoke College) 5.125%, 7/1/2021                                                1,500,000                1,478,220

      Resource Recovery (Semass Systems )

         5.625%, 1/1/2014 (Insured; MBIA)                                                     2,000,000                2,127,700

Massachusetts Educational Financing Authority,
   Education Loan Revenue:

      5.70%, 7/1/2011 (Insured; AMBAC)                                                        1,565,000                1,627,803

      5%, 1/1/2013 (Insured; AMBAC)                                                           2,000,000                2,002,520


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational
  Facilities Authority, Revenue:

    (Bentley College):

         5.50%, 7/1/2003 (Insured; MBIA)                                                        260,000                  267,446

         5.50%, 7/1/2003

            (Prerefunded 7/1/2002, Insured; MBIA)                                               240,000  (b)             247,082

      (Cape Cod Health System) 5%, 11/15/2002                                                 1,000,000                1,017,970

      (Caritas Christi Obligation Group):

         5.25%, 7/1/2005                                                                      1,000,000                1,017,900

         6.50%, 7/1/2012                                                                      1,000,000                1,050,280

      (Faulkner Hospital) 5.75%, 7/1/2003                                                     1,850,000                1,896,565

      (Hallmark Health System)
         5.25%, 7/1/2010 (Insured; FSA)                                                       2,055,000                2,140,529

      (Harvard Pilgrim Health)
         5.25%, 7/1/2011 (Insured; FSA)                                                       1,675,000                1,697,830

      (Healthcare System--Covenant Health)
         6.50%, 7/1/2017                                                                      1,485,000                1,539,841

      (Massachusetts General Hospital)

         6%, 7/1/2004 (Insured; AMBAC)                                                        1,875,000                1,974,338

      (Massachusetts Institute of Technology)
         5.375%, 7/1/2017                                                                     1,000,000                1,052,200

      (New England Medical Center Hospitals)

         4.90%, 7/1/2006 (Insured; MBIA)                                                      1,365,000                1,412,311

      (Partners Healthcare System)
         5.125%, 7/1/2011 (Insured; MBIA)                                                     1,000,000                1,024,880

      (University of Massachusetts--Worcester Campus)

         5.25%, 10/1/2014 (Insured; FGIC)                                                     1,000,000                1,034,410

Massachusetts Housing Finance Agency,
   Housing Projects 6.30%, 10/1/2013                                                          2,000,000                2,094,220

Massachusetts Industrial Finance Agency, Revenue:

   (Combined Jewish Philanthropies)
      5.65%, 2/1/2003 (Insured; AMBAC)                                                          795,000                  818,564

   (Refusetech, Inc. Project) 6.15%, 7/1/2002                                                 1,800,000                1,815,156

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Systems Revenue:

      5.875%, 7/1/2003 (Prerefunded 7/1/2002)                                                   500,000  (b)             515,075

      (Nuclear Project No. 4)
         5.25%, 7/1/2014 (Insured; MBIA)                                                      2,000,000                2,051,940

      (Project No. 6) 5.25%, 7/1/2012 (Insured; MBIA)                                         1,810,000                1,883,432

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Port Authority, Revenue:

   5.10%, 7/1/2010                                                                            1,175,000                1,166,705

   (United Airlines, Inc.):

      5.50%, 1/1/2017                                                                         2,000,000                2,026,180

      5.75%, 10/1/2007                                                                        1,000,000                  602,640

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

      (MWRA Program) 6.00%, 8/1/2014                                                          1,300,000                1,414,322

      (Pool Loan Program):

         5.25%, 2/1/2008                                                                      1,000,000                1,057,520

         5.70%, 2/1/2012 (Prerefunded 2/1/2005)                                               2,025,000  (b)           2,185,988

         5.70%, 2/1/2012                                                                        235,000                  251,248

Massachusetts Water Resource Authority

   5.50%, 8/1/2011 (Insured; MBIA)                                                            2,000,000                2,151,820

Medford 5%, 3/15/2013 (Insured; AMBAC)                                                        1,040,000                1,081,402

New Bedford 5.60%, 3/1/2003                                                                     600,000                  615,084

New England Education Loan Marketing Corp.,
   Student Loan Revenue 6.90%, 11/1/2009                                                      1,000,000                1,106,770

Norwood:

   5%, 1/15/2014                                                                                780,000                  803,252

   5%, 1/15/2015                                                                                780,000                  797,261

Pioneer Valley Transit Authority, COP

   5.70%, 2/1/2003 (Insured; CGIC)                                                            1,240,000                1,277,274

Plymouth County, COP (Correctional Facility Project):

   5.125%, 4/1/2013 (Insured; AMBAC)                                                          2,000,000                2,061,100

   5%, 4/1/2015 (Insured; AMBAC)                                                              1,500,000                1,507,020

Route 3 North Transportation Improvement
   Association, LR 5.75%, 6/15/2015 (Insured; MBIA)                                           1,500,000                1,596,195

Springfield 5%, 8/1/2018 (Insured; FGIC)                                                      1,000,000                  992,770

Sudbury 5%, 6/1/2015                                                                          1,165,000                1,185,947

Triton School District 5%, 4/1/2016 (Insured; FGIC)                                           1,420,000                1,437,395

Worcester 6%, 8/1/2003 (Prerefunded 8/1/2002)                                                   545,000  (b)             563,644

U. S. RELATED--26.3%

Childrens' Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013                                                                            2,000,000                2,083,120

   5.75%, 7/1/2014                                                                            2,000,000                2,072,240

Guam Economic Development Authority,
   Tobacco Settlement:

      0/5%, 5/15/2009                                                                           860,000  (c)             648,535

      0/5.10%, 5/15/2010                                                                        500,000  (c)             375,080

      0/5.30%, 5/15/2014                                                                      1,250,000  (c)             915,975

      0/5.40%, 5/15/2015                                                                        350,000  (c)             254,818


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Guam Government, LOR, (Infrastructure Improvement)

   5%, 11/1/2012 (Insured; AMBAC)                                                             1,000,000                1,034,090

Puerto Rico Commonwealth:

   5%, 7/1/2005                                                                               2,450,000                2,556,355

   5.375%, 7/1/2005                                                                              80,000                   85,480

   5.375%, 7/1/2005                                                                             920,000                  971,032

   5.50%, 7/1/2010                                                                            3,000,000                3,205,860

   (Public Improvement):

      5.50%, 7/1/2011                                                                         1,000,000                1,067,550

      5.50%, 7/1/2013 (Insured; FSA)                                                          1,500,000                1,633,320

      5.25%, 7/1/2014 (Insured; FSA)                                                          1,000,000                1,063,690

      5.50%, 7/1/2017 (Insured; FSA)                                                          2,000,000                2,151,200

      5.50%, 7/1/2018                                                                         2,500,000                2,610,800

Puerto Rico Commonwealth Highway and
   Transportation Authority Transportation Revenue
   5.50%, 7/1/2010 (Insured; AMBAC)                                                           1,885,000                2,050,955

Puerto Rico Electric Power Authority,
   Power Revenue 5.50%, 7/1/2008                                                              1,000,000                1,067,710

Puerto Rico Municipal Finance Agency

   5%, 7/1/2009 (Insured; FSA)                                                                1,725,000                1,815,632

Virgin Islands Public Finance Authority, Revenue:

   6%, 10/1/2004                                                                                965,000                1,008,395

   5.625%, 10/1/2010                                                                          1,000,000                1,028,160

   5.875%, 10/1/2018                                                                            500,000                  489,410

Virgin Islands Water and Power Authority,
   Electric Systems 5.125%, 7/1/2011                                                          1,000,000                1,020,160
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $121,776,618)                                                            103.5%              122,854,898

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.5%)              (4,198,748)

NET ASSETS                                                                                       100.0%              118,656,150

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond
                       Assurance Corporation

CGIC             Capital Guaranty Insurance Company

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance
                       Company

FSA              Financial Security Assurance

LOR              Limited Obligation Revenue

LR               Lease Revenue

MBIA             Municipal Bond Investors Assurance
                       Insurance Corporation

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              53.8

AA                               Aa                              AA                                               22.5

A                                A                               A                                                15.5

BBB                              Baa                             BBB                                               6.5

B                                B                               B                                                  .5

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     1.2

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON BECOMES
     EFFECTIVE UNTIL MATURITY.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           121,776,618   122,854,898

Receivable for investment securities sold                             1,981,611

Interest receivable                                                   1,653,083

Prepaid expenses                                                          6,669

                                                                    126,496,261
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            60,875

Cash overdraft due to Custodian                                       2,600,467

Payable for investment securities purchased                           4,496,444

Payable for shares of Beneficial Interest redeemed                      637,061

Accrued expenses                                                         45,264

                                                                      7,840,111
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      118,656,150
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     120,529,487

Accumulated undistributed investment income--net                         50,807

Accumulated net realized gain (loss) on investments                 (3,002,424)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      1,078,280
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      118,656,150
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 8,810,594

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.47

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,240,679

EXPENSES:

Management fee--Note 3(a)                                              673,123

Shareholder servicing costs--Note 3(b)                                  69,438

Professional fees                                                       35,053

Custodian fees                                                          15,076

Registration fees                                                       11,992

Trustees' fees and expenses--Note 3(c)                                  10,012

Prospectus and shareholders' reports                                     8,670

Loan commitment fees--Note 2                                             1,579

Miscellaneous                                                           14,968

TOTAL EXPENSES                                                         839,911

INVESTMENT INCOME--NET                                               4,400,768
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (356,235)

Net unrealized appreciation (depreciation) on investments           (2,190,221)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,546,456)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,854,312

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,400,768             3,057,523

Net realized gain (loss) on investments          (356,235)               29,552

Net unrealized appreciation
   (depreciation) on investments               (2,190,221)            3,007,043

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    1,854,312             6,094,118
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,363,684)          (3,048,028)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  75,135,568           23,155,720

Dividends reinvested                            3,473,751            2,050,689

Cost of shares redeemed                       (39,348,481)         (11,722,854)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS       39,260,838           13,483,555

TOTAL INCREASE (DECREASE) IN NET ASSETS        36,751,466           16,529,645
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            81,904,684           65,375,039

END OF PERIOD                                 118,656,150           81,904,684

Undistributed investment income--net               50,807                9,495
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,475,041            1,724,456

Shares issued for dividends reinvested            253,406              153,520

Shares redeemed                                (2,894,335)            (885,889)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,834,112              992,087

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended March 31,
                                                               --------------------------------------------------------------------

                                                               2002(a)          2001          2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            13.70          13.12         13.71          13.59         13.07

Investment Operations:

Investment income--net                                         .54(b)            .59           .59            .58           .59

Net realized and unrealized

   gain (loss) on investments                                   (.23)            .58          (.59)           .12           .52

Total from Investment Operations                                 .31            1.17            --            .70          1.11

Distributions:

Dividends from investment income--net                           (.54)          (.59)          (.59)          (.58)         (.59)

Net asset value, end of period                                  13.47         13.70          13.12          13.71         13.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.19          9.11            .03           5.25          8.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75           .80            .80            .80           .80

Ratio of net investment income

   to average net assets                                         3.92          4.40           4.42           4.25          4.39

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                                             --           .05            .11            .09           .06

Portfolio Turnover Rate                                         14.45         12.85          15.05          13.04         29.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         118,656        81,905         65,375         70,957        65,686


(A) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,462 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


At March 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $56,144, accumulated capital losses $2,524,514 and unrealized appreciation $1,078,280. In addition, the portfolio had $475,551 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $2,106,696 of the carryover expires in fiscal 2004, $306,043 expires in fiscal 2005 and $111,775 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2002 and March 31, 2001, were as follows: tax exempt income $4,363,684 and $3,048,028 respectively.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining share

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

holder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period March 31, 2002, the fund was charged $30,803 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $24,229 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2002, redemption fees charged and retained by the fund amounted to $3,248.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $62,230,356 and $15,155,338, respectively.


At March 31, 2002, accumulated net unrealized appreciation on investments was $1,078,280, consisting of $2,401,727 gross unrealized appreciation and $1,323,447 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to April 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $4,228 increase in accumulated undistributed investment income-net and a corresponding $4,228 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on March 31, 2001.

The effect of this change for the period ended March 31, 2002 was to increase net investment income by $4,129, decrease net unrealized appreciation (depreciation) by $458, and decrease net realized gains (losses) by $3,671. The statement of changes in net assets and financial highlights for prior periods, have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Massachusetts Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Intermediate Municipal Bond Fund at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 3, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2002 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID W. BURKE (65)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

DIANE DUNST (62)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

ROSALIND GERSTEN JACOBS (76)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37


JAY I. MELTZER (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Clinical Professor of Medicine at Columbia University and College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

DANIEL ROSE (71)

BOARD MEMBER ( 1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Director and Vice Chairman of Baltic-American Enterprise Fund

* President of Harlem Educational Activities Fund

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

WARREN B. RUDMAN (71)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Serves as a director of Collins & Aikman Corporation, Chubb Corporation, Allied Waste Corporation, Boston Scientific and the Raytheon Company

* Serves as a member of the Senior Advisory Board of the Kennedy School of Government

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

SANDER VANOCUR (73)

BOARD MEMBER ( 1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 60 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                                                           For More Information

                        Dreyfus Massachusetts Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  268AR0302